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                                                                EXHIBIT 23(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.


                                        ARTHUR ANDERSON LLP

Houston, Texas
January 16, 1995